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                                  Exhibit 99.1

        Slide presentation to be used at analyst and shareholder meetings between March 12, 2001 and March 29, 2001

                             [logo]Renal Care Group

                                  Nasdaq Symbol

                                      RCGI


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Forward-Looking Statements

Some of the information included in this presentation is forward-looking information and is given in reliance on the safe harbor provided by the private securities litigation reform act. These forward-looking statements involve risks and uncertainties. Our actual results could differ materially from these forward looking statements due to certain factors, including business and economic conditions and the availability of financing. These and other risks and uncertainties are discussed in RCG's reports filed with the SEC, including our annual report on form 10-K and our quarterly reports on form 10-Q.

                                                          [logo]Renal Care Group


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KEY INVESTMENT POINTS

- Strong U.S. market growth of 5-6% annually

- Predictable and recurring revenues

- Excellent patient outcomes drives volume growth above market average

- Proven cost management

- Prudent capital structure and strong free cash flow

- Selective acquisition opportunities

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                               COMPANY INFORMATION





                                                          [logo]Renal Care Group


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COMPANY PROFILE

- Specialized provider of dialysis services

- Physician-driven heritage

- Strong regional market presence

- Cost-effective, quality care

- Commitment to quality care drives value creation

         -  Medical outcomes improved
         -  Financial performance enhanced


                                                          [logo]Renal Care Group


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GROWTH IN PATIENTS

[Graph showing patient growth from 5,200 in 1996 to 8,240 in 1997 to 11,380 in 1998, to 14,500 in 1999 to 16,000 in 2000]



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CURRENT LOCATIONS

                                                                       24 States
                                                                     Medium size


[Map showing current locations in the states of Alabama, Alaska, Arizona, Arkansas, Florida, Idaho, Illinois, Indiana, Kansas, Kentucky, Louisiana, Michigan, Mississippi, Missouri, New Jersey, New Mexico, Ohio, Oklahoma, Oregon, Pennsylvania, Tennessee, Texas, Washington and Wisconsin]

[logo] Corporate Office, Nashville Tennessee

[character] Regional Offices

[character] University Affiliations

[character] Outpatient Dialysis Centers

                                                         [logo] Renal Care Group


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STRONG REGIONAL MARKET PRESENCE

[Chart showing market presence at January 1, 2000]

Market                                   Market Share           No. of Patients
------                                   ------------           ---------------
Indiana/Ohio                                  40%                   2,500

South and East Texas                          43%                   2,230

Mississippi                                   49%                   2,050

Phoenix, AZ                                   38%                   1,950

S. Chicago, IL                                30%                   1,560

Central Arkansas                              39%                     660

Portland, OR/Washington                       60%                     710

Western Kansas                                45%                     550

Weighted Average Share                        30-35%


                                                          [logo]Renal Care Group


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STRONG REGIONAL MARKET PRESENCE

[Chart showing market presence at December 31, 2000]

Market                                      Market Share           No. of Patients
------                                      ------------           ---------------
Indiana/Ohio                                     48%                   3,000

South and East Texas                             43%                   2,230

Mississippi                                      49%                   2,050

Phoenix, AZ                                      38%                   1,950

S. Chicago, IL                                   34%                   1,760

Central Arkansas                                 39%                     660

Portland, OR/Washington                          70%                   1,145

Western Kansas                                   45%                     550

Weighted Average Share                           30-35%


                                                          [logo]Renal Care Group


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NUMBER OF ASSOCIATES (FTEs)

                                                                       %
                                                                     -----
Direct Patient Care                              5,240                92.1

Billing and Collections                            182                 3.2

Information Systems                                 61                 1.1

Field Management                                   101                 1.8

Corporate Office                                   105                 1.8
                                                 -----               -----

                                                 5,689               100.0
                                                 =====               =====



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NUMBER OF ASSOCIATES (FTEs)

                               Incentive Programs

- Over 500 individuals have stock options

- 20% of associates participate in ESPP

- All top management participate in our cash incentive bonus plan



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                                INDUSTRY OVERVIEW

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ATTRACTIVE
INDUSTRY FUNDAMENTALS

- Expanding ESRD patient population

         -  High rates of diabetes and hypertension
         -  Aging population
         -  Increasing survival on dialysis

- Recurring and predictable revenues with recent increases from Medicare

- Patients qualify regardless of age

- Positive consolidation momentum


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MEDICARE
REIMBURSEMENT ENVIRONMENT

- Composite rate increased 2.4% for 2001

- AWP reduction delayed through 2001





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U.S. DIALYSIS PROVIDERS

[Pie chart showing dialysis providers in the United States, reflecting market shares as follows: 24% for Fresenius; 16% for DaVita; 14% for Gambro; 5% for Renal Care Group; 20% for hospitals; 15% for other independent providers; 6% for independent chain providers; chart reflects a total of 260,000 patients]



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                               OPERATING STRATEGY



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OPERATING STRATEGY

- Optimal care drives superior financial results

         -  Clinical objectives aligned with financial interests

- Medical Board is leveraging best practices across the Company

         -  Benchmarking across the Company
         -  Reviewing data and best practice implementation on quarterly basis
         -  Continuously improving outcomes

- Above industry average clinical outcomes

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                               UREA REDUCTION RATE

             Percent Patients with URR greater than or equal to 70%

                                  Goal = 70.0%

[Graph showing percentage of RCG patients with a urea reduction rate greater than or equal to 70% on a quarterly basis from 1997 through fourth quarter 2000, compared with a national average of 48% based on annual data from 1999. RCG results are as follows: 1997 -- Q1 59.1%, Q2 60.7%, Q3 62.3%, Q4 63.7%;
1998 -- Q1 63.7%, Q2 63.9%, Q3 63.2%, Q4 66.1%; 1999 -- Q1 66.4%, Q2 66.5%,
Q3 70.0%, Q4 73.4%; 2000 -- Q1 70.8%, Q2 71.2%, Q3 73.2%, Q4 72.5%.]


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                                   HEMATOCRIT

                         Hematocrit Levels, HD + PD Pts

             Percent Patients with Hct greater than or equal to 30%

                                  Goal = 90.0%

[Graph showing percentage of RCG patients with a hematocrit levels greater than or equal to 30% on a quarterly basis from 1997 through fourth quarter 2000, compared with a national average of 78% based on annual data from 1999. RCG results are as follows: 1997 -- Q1 81.9%, Q2 82.8%, Q3 79.6%, Q4 79.1%;
1998 -- Q1 79.9%, Q2 82.1%, Q3 83.0%, Q4 84.6%; 1999 -- Q1 84.6%, Q2 86.1%,
Q3 86.5%, Q4 87.9%; 2000 -- Q1 88.2%, Q2 88.5%, Q3 88.1%, Q4 88.1%.]


                                                          [logo]Renal Care Group


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                                 HOSPITALIZATION

                           Hospital Days/Patient/Year


[Bar chart showing national average hospitalization of 14.0 days per patient per year for 1999 compared to RCG "Rolling" Twelve Months ended December 31, 2000 of
11.9 days per patient per year]


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                                    MORTALITY

[Bar chart showing national average mortality rate of 23.2% for ESRD patients for 1999 compared to RCG "Rolling" Twelve Months ended December 31, 2000 of 21.9%]


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                              FINANCIAL INFORMATION





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EARNINGS PER SHARE

[Bar chart showing earnings per share for the years ended December 31, 1996 through 2000 with separate chart showing earnings per share for the fourth quarters of 1999 and 2000, all earnings are prior to restatements for the Dialysis Centers of America merger and the Renal Disease Management by Physicians merger and unusual items. Results shown are as follows:
1996 -- $0.42; 1997 -- $0.57; 1998 -- $0.84; 1999 -- $1.12; 2000 -- $1.32;
Q4 1999 -- $0.31; Q4 2000 -- $0.34. The chart includes an arrow showing growth from 1999 to 2000 represents 17.9% (22.3% without giving effect to an increase in the price of Epogen).]


                                                          [logo]Renal Care Group


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REVENUE
($ in thousands)

[Bar chart showing revenue for the years ended December 31, 1996 through 2000 and separate chart showing revenue for the fourth quarters of 1999 and 2000, all revenue reflected are prior to restatements for the Dialysis Centers of America merger and the Renal Disease Management by Physicians merger. Results shown are as follows: 1996 -- $135.9 million; 1997 -- $214.0 million; 1998 -- 369.4 million; 1999 -- $520.6 million; 2000 -- $624.6 million; Q4 1999 -- $137.8 million; Q4 2000 -- $164.2 million. The chart includes an arrow showing growth from 1999 to 2000 represents a 20.0% increase.]




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INCREASING EBITDA MARGINS

1Q00 included one month EPO increase
50 basis point decrease in 2Q00 due to EPO

[Bar chart showing EBITDA margins for the years ended December 31, 1996 through 2000, all EBITDA margins reflected are prior to restatements for the Dialysis Centers of America merger and the Renal Disease Management by Physicians merger. Results shown are as follows: 1996 -- $18.2%; 1997 -- 19.4%; 1998 -- 22.2%;
1999 -- 23.6%; 2000 -- 23.9%.]


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COMPLETED ACQUISITIONS 2000

      Group                                                      Patients
      -----                                                      --------
Northwestern Memorial                                               220

Renal Disease Management                                            580

Sacred Heart Medical                                                425

Providence St. Peters                                               225
                                                                  -----

                                                                  1,450
                                                                  =====

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COMPLETED ACQUISITIONS 2001

     Group                                                            Patients
     -----                                                            --------
Las Cruces, NM                                                           175
                                                                         ---

                                                                         175
                                                                         ===


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Acquisition Performance

                                                        When
                                                     Acquired(1)             2000
                                                     -----------             ----
Patients (CAGR 12%)                                     4,365                 6,099

Revenues (CAGR 18%)                                 $132.7 million       $220.6 million

EBITDA                                                   20.0%                 26.8%

Days Sales Outstanding                                   81                    68

Patients with URR greater than or equal to 70%           48%                   71%

Patients with Hct greater than or equal to 30%           79%                   87%

(1) All 1996 and 1997 acquisitions

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FREE CASH FLOW

($ in thousands)

                                                       2000               2001E
                                                       ----               -----
EBITDA                                               $149,000           $171,000

     CapEx                                             32,000             45,000

     Taxes                                             40,000             45,000

     Interest                                           6,000              3,000

     Working Capital                                   11,000             13,000

     Free Cash Flow                                    60,000             65,000


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Capital Structure

December 31, 2000

($ in thousands)

Long-Term Debt                                       $ 58,300          12.9%

Stockholders' Equity                                  394,100
                                                     --------

Total Capital                                        $452,400
                                                     ========

                              EBITDA = $171 million

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LINE OF CREDIT STATUS

December 31, 2000

Total Amount                                         $157,500,000

Amount Outstanding                                   $ 54,000,000
                                                     ------------

Amount Available                                     $103,500,000
                                                     ============

Borrowing Rate                                                7.2%



                                                          [logo]Renal Care Group

KEY INVESTMENT POINTS

- Strong U.S. market growth of 5-6% annually

- Predictable and recurring revenues

- Excellent patient outcomes drives volume growth above market average

- Proven cost management

- Prudent capital structure and strong free cash flow

- Selective acquisition opportunities


                                                          [logo]Renal Care Group

                             [logo]Renal Care Group

                                  Nasdaq Symbol

                                      RCGI